UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 1, 2006

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-113863	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2006, an affiliate of Paladin Realty Income Properties, Inc. (the “Company”) purchased a 65% membership interest (the “Property Interest”) in Glenwood Housing Partners I, LLC (“Glenwood”), a single-purpose limited liability company that owns Fieldstone Apartments at 10637 Springfield Pike in Woodlawn, Ohio (“Fieldstone”) pursuant to a Membership Interest Purchase and Sale Agreement (the “Purchase Agreement”) with Shiloh Crossing Partners II, LLC, an Indiana limited liability corporation (the “Seller”). The Company affiliate is PRIP 10637, LLC, a single purpose limited liability company formed for the purpose of this investment. A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The Sellers continue to own the remaining 35% interest in Glenwood. Affiliates of the Sellers participate in another joint venture with the Company and its affiliates relating to an investment in Champion Farms Apartments.

The purchase price for the Property Interest was approximately $4,019,000 after adjustments and prorations.

Fieldstone is a 266 unit multifamily rental community built in 2001. The apartment complex has an aggregate of 249,624 square feet of rentable area and was approximately 93.2% occupied as of November 30, 2006. The Company believes that the property is suitable and adequate for its intended purpose and is adequately covered by insurance. Fieldstone is encumbered by a first mortgage loan with a principal amount of $16,500,000 and fixed interest rate of 6.05%. Interest only is payable on the loan for the first five years, after which principal and interest are payable on a 30-year amortization schedule until the loan’s maturity on July 1, 2014. The outstanding balance on the loan at the time of maturity will be approximately $15,900,000. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (a) 1% of the outstanding balance or (b) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates.

In connection with the closing, the limited liability company operating agreement for Glenwood was amended to admit PRIP 10637, LLC as a member with a 65% membership interest and Seller as the other member with a 35% membership interest. The operating agreement provides, among other things, that PRIP 10637, LLC is obligated to purchase up to an additional 25% of the membership interests owned by Seller at a fixed price of $62,500 per 1% additional interest. Seller can exercise this right any time after December 1, 2007 if certain financial requirements have been met. The operating agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Buckingham Management, L.L.C., an affiliate of the Seller, has been designated as the Property Manager of Fieldstone Apartments. Glenwood and Buckingham Management, L.L.C. have entered into an amended and restated property management agreement that provides for an initial one-year term with automatic renewals, termination by either Glenwood or the Property Manager for cause or upon a sale of Fieldstone Apartments and a management fee payable monthly in arrears equal to four percent, which may be reduced in certain circumstances.

The acquisition of the Property Interest was funded through the assignment of proceeds by Paladin Realty Partners, LLC (“Paladin Realty”) to the Company from a promissory note drawn on Paladin Realty’s revolving credit facility and a term loan entered into between Paladin Realty and Wachovia Bank, N.A. dated December 1, 2006 (the “Paladin Realty Notes”) with the reminder paid from cash on hand. These proceeds were contributed to Paladin OP and used to make Paladin OP’s investment in PRIP 10637, LLC. The Paladin Realty Notes were personally guaranteed by James R. Worms, the Company’s President, John A. Gerson, the Company’s Chief Financial Officer, and Michael B. Lenard, the Company’s Executive Vice President, Secretary and Counselor. Paladin Realty is the Company’s sponsor, and the Company’s executive officers are also officers and principals of Paladin Realty. Assignment of the proceeds was made pursuant to two notes by and between Paladin Realty and the Company (the “Company Notes”) on substantially similar terms as the Paladin Realty Notes. The Company Notes provide for loans in the amount of $2.0 million and $1.1 million, with interest rates based on LIBOR plus 2.5% and payments due in consecutive monthly payments of accrued interest only, commencing on January 1, 2007, and continuing on the same day of each month thereafter until fully paid. The principal and accrued interest on the Company Notes are due on demand. In the event of a default by the Company under the Company Notes, including nonpayment, false warranty, bankruptcy or certain changes in the Company’s structure or business, Paladin Realty may accelerate the maturity of the Company Notes and charge additional interest at a rate of 3%. Copies of the Company Notes for loans in the amount of $2.0 million and $1.1 million are attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

On December 1, 2006, PRIP 10637, LLC also entered in a Phase II Option Agreement (“Option Agreement”) with Glenwood Housing Partners II, LLC, an Indiana limited liability company (“Glenwood II”). Glenwood II owns a parcel of land adjacent to Fieldstone Apartments upon which it may construct 88 apartment units with an aggregate of 97,640 square feet of rentable space to be leased, managed and operated as Phase II of the Fieldstone Apartments. The Option Agreement grants the Company an on-going option to purchase at least a 70% but not more than 90% beneficial ownership interest in Glenwood II or any person or entity that owns the parcel and developments thereon. A copy of the Option Agreement is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Membership Interest Purchase and Sale Agreement by and between Shiloh Housing Partners II, LLC and Glenwood Housing Partners I, LLC, dated as of December 1, 2006.

10.2	Amended and Restated Operating Agreement of Glenwood Housing Partners I, LLC by and between PRIP 10637, LLC and Shiloh Crossing Partners II, LLC, dated as of December 1, 2006.

10.3	Note for loan of $2,000,000 by and between Paladin Realty Partners, LLC and Paladin Realty Income Properties, Inc., dated as of December 1, 2006.

10.4	Note for loan of $1,100,000 by and between Paladin Realty Partners, LLC and Paladin Realty Income Properties, Inc., dated as of December 1, 2006.

10.5	Phase II Option Agreement by and between Glenwood Housing Partners II, LLC and PRIP 10637, LLC, dated as of December 1, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: December 7, 2006	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

EXHIBIT INDEX

10.1	Membership Interest Purchase and Sale Agreement by and between Shiloh Housing Partners II, LLC and Glenwood Housing Partners I, LLC, dated as of December 1, 2006.

10.2	Amended and Restated Operating Agreement of Glenwood Housing Partners I, LLC by and between PRIP 10637, LLC and Shiloh Crossing Partners II, LLC, dated as of December 1, 2006.

10.3	Note for loan of $2,000,000 by and between Paladin Realty Partners, LLC and Paladin Realty Income Properties, Inc., dated as of December 1, 2006.

10.4	Note for loan of $1,100,000 by and between Paladin Realty Partners, LLC and Paladin Realty Income Properties, Inc., dated as of December 1, 2006.

10.5	Phase II Option Agreement by and between Glenwood Housing Partners II, LLC and PRIP 10637, LLC, dated as of December 1, 2006.